Exhibit 99.1

Aspen Aerogels, Inc. Announces its Decision Not to Proceed with Concurrent Public Offerings of

Common Stock and Green Convertible Senior Notes due 2027

For Immediate Release

NORTHBOROUGH, Mass., June 29, 2022 — Aspen Aerogels, Inc. (NYSE: ASPN) (“Aspen” or the “Company”), a technology leader in sustainability and electrification solutions, announced today that it has decided not to proceed with the concurrent public offerings of its common stock and its green convertible senior notes due 2027 (the “Notes”) previously announced on June 28, 2022. The decision not to proceed with the concurrent offerings results from an assessment by the Company that current market conditions are not conducive for the offerings on terms that would be in the best interests of Aspen’s shareholders. As a result of this decision, no shares of common stock or Notes will be sold pursuant to the concurrent offerings.

The offerings were being made pursuant to an effective shelf registration statement on file with the Securities and Exchange Commission (the “SEC”) and only by means of a preliminary prospectus supplement and an accompanying prospectus for each offering, which were filed by Aspen with the SEC on June 29, 2022.

This press release does not constitute an offer to sell, or the solicitation of an offer to buy, any securities referred to in this press release, nor will there be any sale of any such securities, in any state or other jurisdiction in which such offer, sale or solicitation would be unlawful prior to registration or qualification under the securities laws of such state or jurisdiction.

About Aspen Aerogels, Inc.

Aspen is a technology leader in sustainability. The company’s aerogel technology enables its customers and partners to achieve their own objectives around the global megatrends of resource efficiency, e-mobility and clean energy. Aspen’s PyroThin® products enable solutions to thermal runaway challenges within the electric vehicle market. The company’s carbon aerogel program seeks to increase the performance of lithium-ion battery cells to enable EV manufacturers to extend the driving range and reduce the cost of electric vehicles. Aspen’s Spaceloft® products provide building owners with industry-leading energy efficiency and fire safety. The company’s Cryogel® and Pyrogel® products are valued by the world’s largest energy infrastructure companies. Aspen’s strategy is to partner with world-class industry leaders to leverage its Aerogel Technology Platform™ into additional high-value markets. Headquartered in Northborough, Mass., Aspen manufactures its products at its East Providence, R.I. facilities.

Investor Relations Contact

Laura J. Guerrant-Oiye

VP, IR & Corporate Communications

Phone: (508) 691-1111 x 8

loiye@aerogel.com

Media Contact

Amy Damiano

VP, Marketing

Phone: (508) 691-1111 x 5

adamiano@aerogel.com

Special Note Regarding Forward-Looking and Cautionary Statements

This press release and any related discussion contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties that could cause actual results to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. These statements are not historical facts but rather are based on Aspen’s current expectations, estimates and projections regarding Aspen’s business, operations and other factors relating thereto. Words such as “may,” “will,” “could,” “would,” “should,” “anticipate,” “predict,” “potential,” “continue,” “expects,” “intends,” “plans,” “projects,” “believes,” “estimates,” “outlook,” “assumes,” “targets,” “opportunity,” and similar expressions are used to identify these forward-looking statements. All such forward-looking statements are based on management’s present expectations and are subject to certain factors, risks and uncertainties that may cause actual results, outcome of events, timing and performance to differ materially from those expressed or implied by such statements. These risks and uncertainties include, but are not limited to, the risks and uncertainties described under the heading “Risk Factors” in Aspen’s Annual Report on Form 10-K for the year ended December 31, 2021 and filed with the Securities and Exchange Commission (“SEC”) on March 1, 2022, as well as any updates to those risk factors filed from time to time in Aspen’s subsequent periodic and current reports filed with the SEC. All statements contained in this press release are made only as of the date of this press release. Aspen does not intend to update this information unless required by law.